                            GOLDMAN SACHS TRUST

                    GOLDMAN SACHS DOMESTIC EQUITY FUNDS

          CLASS A, CLASS B, CLASS C, INSTITUTIONAL, SERVICE SHARES

                                  ----------

                     SUPPLEMENT DATED OCTOBER 23, 1998
       TO PROSPECTUSES DATED MAY 1, 1998 AS REVISED SEPTEMBER 1, 1998

    Effective October 23, 1998, the Goldman Sachs Balanced Fund which invests, under normal circumstances, between 45% and 65% of its total assets in equity securities may employ a value oriented and/or a growth equity oriented approach to manage the equity portion of the Fund. Furthermore, the following portfolio managers have been added to the equity portion of the Balanced Fund: George
    D. Adler, Robert G. Collins, Herbert E. Ehlers, Gregory H. Ekizian, David G. Shell and Ernest C. Segundo, Jr. For more information on the aforementioned portfolio managers, please refer to section "MANAGEMENT" subsection "Fund Managers" in the prospectus.

    503072
    BALSTK 10/98